POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers of JMBRealty Corporation, the managing general partner of JMB INCOME PROPERTIES, LTD. - X, do hereby nominate, constitute and appoint GARY NICKELE, GAILEN J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officers a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1995, and any and all amendments thereto, hereby ratifying and confirming all that said attorneysand agents and any of them may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Power ofAttorney the 5th day of February, 1996.


H. RIGEL BARBER
-----------------------
H. Rigel Barber                    Chief Executive Officer



GLENN E. EMIG
-----------------------
Glenn E. Emig                      Chief Operating Officer




     The undersigned hereby acknowledge and accept such power of authorityto sign, in the name and on behalf of the above named officers, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1995, and any and all amendments thereto, the 5th day of February, 1996.


                                   GARY NICKELE
                                   -----------------------
                                   Gary Nickele



                                   GAILEN J. HULL
                                   -----------------------
                                   Gailen J. Hull



                                   DENNIS M. QUINN
                                   -----------------------
                                   Dennis M. Quinn







                       POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers of JMBRealty Corporation, the managing general partner of JMB INCOME PROPERTIES, LTD. - X, do hereby nominate, constitute and appoint GARY NICKELE, GAILEN J. HULL, DENNIS M. QUINN or any of them, attorneys and agents of the undersigned with full power of authority to sign in the name and on behalf of the undersigned officers a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1995, and any and all amendments thereto, hereby ratifying and confirming all that said attorneysand agents and any of them may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Power ofAttorney the 5th day of February, 1996.


NEIL G. BLUHM
-----------------------       President and Director
Neil G. Bluhm



JUDD D. MALKIN
-----------------------       Chairman and Chief Financial Officer
Judd D. Malkin


A. LEE SACKS
-----------------------       Director of General Partner
A. Lee Sacks


STUART C. NATHAN
-----------------------       Executive Vice President
Stuart C. Nathan              Director of General Partner
A. Lee Sacks



     The undersigned hereby acknowledge and accept such power of authorityto sign, in the name and on behalf of the above named officers, a Report on Form 10-K of said partnership for the fiscal year ended December 31, 1995, and any and all amendments thereto, the 5th day of February, 1996.


                                   GARY NICKELE
                                   -----------------------
                                   Gary Nickele



                                   GAILEN J. HULL
                                   -----------------------
                                   Gailen J. Hull



                                   DENNIS M. QUINN
                                   -----------------------
                                   Dennis M. Quinn